AllianceBernstein NVIT Global Fixed Income Fund
Summary Prospectus May 1, 2010

Class Y  /  Class I  /  Class II  /  Class III  /  Class VI
Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. This Summary Prospectus is intended for use in connection with variable insurance contracts, and is not intended for use by other investors. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to www.nationwide.com/mutualfundsnvit, email a request to web_help@nationwide.com or call 800-848-0920, or ask any variable insurance contract provider who offers shares of the Fund as an underlying investment option in its products.

Objective

The Fund seeks a high level of current income consistent with preserving capital.

Fees and Expenses

This table describes the fees and expenses you may pay when buying and holding shares of the Fund. Sales charges and other expenses that may be imposed by variable insurance contracts are not included. See the variable insurance contract prospectus.

	Class Y	Class I	Class II	Class III	Class VI
	Shares	Shares	Shares	Shares	Shares
Shareholder Fees (fees paid directly from your investment)	None	None	None	None	None

Redemption Fees (as a percentage of amount redeemed or exchanged within 60 days of purchase)	N/A	N/A	N/A	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	N/A	0.25%

Other Expenses[1]	0.72%	0.97%	0.97%	0.97%	0.97%

Total Annual Fund Operating Expenses	1.27%	1.52%	1.77%	1.52%	1.77%

Amount of Fee Waiver/Expense Reimbursement[2]	(0.69)%	(0.69)%	(0.69)%	(0.69)%	(0.69)%

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.58%	0.83%	1.08%	0.83%	1.08%

1	The Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”) has approved a new methodology for the allocation of certain Fund expenses, effective May 1, 2010, including those relating to the provision of administration and transfer agency services, as reflected in a new Joint Fund Administration and Transfer Agency Agreement. Accordingly, “Other Expenses” have been restated to reflect the new expense allocation methodology.
2	The Trust and Nationwide Fund Advisors (the “Adviser”) have entered into a written contract limiting operating expenses to 0.58% (excluding Rule 12b-1 fees, administrative services fees and certain other expenses) for all share classes until May 1, 2011. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse the Adviser for management fees previously waived or reduced and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

NSP-GFI 5/10

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Example

This Example is intended to help you to compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example, however, does not include charges that are imposed by variable insurance contracts. If these charges were reflected, the expenses listed below would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. It assumes a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Y shares	$59	$334	$631	$1,473

Class I shares	85	413	764	1,754

Class II shares	110	490	895	2,027

Class III shares	85	413	764	1,754

Class VI shares	110	490	895	2,027

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. From March 25, 2009 to December 31, 2009, the Fund’s portfolio turnover rate was 62.22% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to meet its objective by investing, under normal circumstances, at least 80% of its net assets in U.S. and foreign fixed-income securities offering the highest level of expected income while simultaneously minimizing price fluctuations. Such fixed-income securities include corporate bonds, U.S. government securities, foreign government bonds and mortgage-backed securities. These securities may pay interest on either a fixed-rate or a variable-rate basis. The Fund normally invests at least 40% of its net assets in securities of issuers organized or having a principal place of business outside the United States or deriving at least 50% of its revenues outside the United States. Such securities may be denominated in either U.S. dollars or foreign currencies. The Fund may invest across all fixed-income sectors (including high-yield bonds, commonly known as “junk bonds”), and may invest in securities with a range of varying maturities, from short- to long-term. The Fund’s subadviser actively manages the Fund’s assets in relation to market conditions. Therefore, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the subadviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the U.S. dollar. The Fund’s subadviser may sell a security in order to manage investment risk, to achieve an attractive total return, or to take advantage of more favorable opportunities.

Under normal circumstances, the Fund invests at least 80% of its net assets in fixed-income securities that are rated investment grade at the time of investment. The Fund may also invest in comparable unrated bonds. The Fund’s subadviser conducts a credit assessment of each unrated bond to determine comparability. The Fund may also invest in derivatives, such as currency futures and currency forward contracts, in order to increase returns or hedge against international currency exposure.

Principal Risks

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments—and therefore, the value of Fund shares—may fluctuate. These changes may occur because of:

Interest rate risk – generally, when interest rates go up, the value of fixed-income securities goes down.

Credit risk – a bond issuer may be unable to pay the interest or principal when due. This risk is particularly high for high-yield bonds.

Liquidity risk – is the risk that a security cannot be sold, or cannot be sold quickly, at an acceptable price.

Prepayment and call risk – certain bonds will be paid off by the issuer more quickly than anticipated. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

Extension risk – when interest rates rise, certain bond obligations will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment.

Mortgage-backed securities risk – through its investments in mortgage-backed securities, the Fund may have some exposure to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, have had in many cases higher default rates than loans that meet government underwriting requirements.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

High-yield bonds risk – investing in high-yield bonds and other lower-rated bonds will subject the Fund to substantial risk of loss.

Derivatives risk – derivatives can disproportionately increase losses and reduce opportunities for gains when the security prices, interest rates, currency values, or other such measures underlying derivatives change in unexpected ways. They also present default risks if the counterparty to a derivatives contract fails to fulfill its obligations to the Fund.

If the value of the Fund’s investments goes down, you may lose money.

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Performance

Performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with a broad measure of market performance. Performance information is not provided because the Fund did not complete one full calendar year of operations as of the date of this Prospectus.

Portfolio Management

Investment Adviser

Nationwide Fund Advisors

Subadviser

AllianceBernstein L.P. (“AllianceBernstein”)

Portfolio Managers

Portfolio Manager	Title	Length of Service
Douglas J. Peebles	Executive Vice President and CIO of Fixed Income, AllianceBernstein	Since June 1987

Arif Husain	Senior Vice President and Director of European Fixed Income, AllianceBernstein	Since February 1999

Paul J. DeNoon	Senior Vice President and Director-Emerging Markets Debt, AllianceBernstein	Since January 1992

Scott DiMaggio	Senior Vice President and Director-Canada Fixed Income, AllianceBernstein	Since April 1999

Matthew Sheridan	Vice President and Portfolio Manager, AllianceBernstein	Since January 1998

Tax Information

The dividends and distributions paid by the Fund to the insurance company separate accounts will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account. Consult the variable insurance contract prospectus for additional tax information.

Payments to Broker-Dealers and Other Financial Intermediaries

This Fund is only offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance companies (or its affiliates) for distribution and/or other services, and to broker-dealers and other financial intermediaries that distribute the variable insurance contracts. These payments may create a conflict of interest by influencing the insurance companies to include the Fund as an underlying investment option in the variable insurance contracts, and by influencing the broker-dealers and other financial intermediaries to distribute variable insurance contracts that include the Fund as an underlying investment option over other variable insurance contracts or to otherwise recommend the selection of the Fund as an underlying investment option by contract owners instead of other funds that may also be available investment options. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

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